UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2006
Date of report (Date of earliest event reported)

Cyanotech Corporation
(Exact name of registrant as specified in its charter)

NEVADA 000-14602 91-1206026
(State or other jurisdiction of (Commission File Number) (IRS Employer Identification incorporation) Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326-1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of  Extension of Time to Satisfy a Continued Listing Rule.

(a). On May 31, 2006, Cyanotech Corporation issued a press release announcing that it had received notification on May 31, 2006, from the Nasdaq Stock Market Listing Qualifications Department that the Company had been provided an additional 180 calendar day compliance period to regain compliance with Marketplace Rule 4310(c)(4).

The press release attached hereto as exhibit 99.1 is incorporated herein by reference. The NASDAQ letter attached hereto as exhibit 99.2 is incorporated herein by reference.

Item 9.01

(d.) Exhibits:

Exhibit Number

99.1

Press release, dated May 31, 2006, announcing Nasdaq’s notification that Cyanotech Corporation has been provided an additional 180 calendar day compliance period to regain compliance with Marketplace Rule 4310(c)(4).

99.2	Letter dated May 31, 2006, concerning extension of compliance period.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH
CORPORATION (Registrant)

June 1, 2006	By:	/s/ Gerald R. Cysewski

Gerald R. Cysewski

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1

Press release, dated May 31, 2006, announcing Nasdaq’s notification that Cyanotech Corporation has been provided an additional 180 calendar compliance period to regain compliance with Marketplace Rule 4310 (c)(4).

99.2	Letter dated May 31, 2006, concerning extension of compliance period.